1. Contract ID Code   Page 1 of 5 Pages
AMENDMENT OF SOLICITATION/MODIFICATION
 OF CONTRACT                                       L
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2. Amendment/Modification No.            3. Effective Date
          P00028                               BLK 16C
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4. Requisition/Purchase Reg. No.         5. Proj. No. (If applicable)
       N00024-98-FR-91011                        8-385P-91011
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6. Issued By                 Code N00024 7. Administered By          Code N63124
NAVAL SEA SYSTEMS COMMAND                   SUPSHIP New Orleans
2531 JEFFERSON DAVIS HWY                    New Orleans, LA 70142-5700
ARLINGTON VA 22242-5160
BUYER/SYMBOL: J.M. Clement    SEA 02225
PHONE: 703/602-3102 ext 225
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8. Name and Address of Contractor             9a. Amendment of Solicitation No.
   (No., street, county, State and ZIP Code)
Avondale Industries, Inc.
Shipyard Division                             9b. Dated (See Item 11)
P.O. Box 50280
New Orleans, LA 70150-1967
                                             10a. Modification of Contract/
                                                  Order No.
                                        [X]       N00024-93-C-2205


                                             10b. Dated (See Item 13)
Cage Code 96204    Facility Code                  NOV 20 1992
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11. This Item Only Applies to Amendments of Solicitations
    The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers   [ ]is    [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 2 copies of the amendment, (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data           (if required)
    N/A
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
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[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         IN ACCORDANCE WITH OPTIONS CLAUSE
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[ ] D. OTHER (Specify type of modification and authority)

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E. IMPORTANT:     Contractor (x) is not, ( ) is required to sign this document and return  copies to the issuing office.
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14. Description of Amendment/Modification    (Organize by UCF section headings,
    including solicitation/contract subject matter where feasible.)




                            SEE THE FOLLOWING PAGE.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
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15A. Name and Title of Signer (Type or print)
     E. C. MORTIMER
     V. P. GOV'T PROGRAMS
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15B. Contractor/Offeror                         15C. Date Signed

     /S/ E. C. MORTIMER                              2/19/98
    ----------------------------------------
    (Signature of person authorized to sign)
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16A. Name and Title of Contracting Officer (Type or Print)
     Jerry M. Clement
     Contracting Officer
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16B. United States of America                   16C. Date Signed

     By  /s/  JERRY M. CLEMENT                       20 FEB 1998
       -------------------------------------
        (Signature of Contracting Officer)
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NSN 7540-01-152-8070              30-105            STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53-243

    The purpose of this modification is to restate Option Item 0501 as follows:

           SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                             OPTIONS - FY 98 (SEE NOTE C)
                             ----------------------------

           ITEM        SUPPLIES/SERVICES            PRICE/COST
           ----        -----------------            ----------

           0501AA      Procurement of Long Lead     Target Cost:    $21,766,504
                       Time Material (LLTM) for     Target Profit:  $ 2,433,496
                       one ship (See Attached       Target Price:   $24,200,000
                       List A and Notes A and       Ceiling Price:  $26,119,804
                       D)

           0501AB      Procurement of Long Lead     Target Cost:    $23,233,496
                       Time Material (LLTM) for     Target Profit:  $ 2,597,504
                       one ship (See Attached       Target Price:   $25,831,000
                       List B and Notes A and       Ceiling Price:  $27,880,196
                       D)

           0502AA      Data for Option Items                           NSP
                       0501AA, and 0501AB


                             OPTIONS - FY 99 (SEE NOTE C)
                             ----------------------------

           0501AC      Procurement of Long Lead     Target Cost:    $13,000,000
                       Time Material (LLTM) for     Target Profit:  $ 1,453,270
                       one ship (See Attached       Target Price:   $14,453,270
                       List C and Notes A and       Ceiling Price:  $15,600,000
                       D)


           0502AB      Data for Option Item                            NSP
                       0501AC

           0503        Completion of one Sealift    Target Cost:   $146,608,817
                       ship (See Note A)            Target Profit: $ 16,389,207
                                                    Target Price:  $162,998,024
                                                    Ceiling Price: $175,930,580

           NOTE A: These Items are priced on a 50/50 sharing arrangement with a ceiling percentage of 120% of Target Cost. (See the INCENTIVE PRICE REVISION--FIRM TARGET clause of Section I.) FY
           99 Option Item 0503 Target Cost, which shall increase upon its exercise by the amount rolled over from the target cost in FY 98 Option Items 0501AA and 0501AB and FY 99 Option Item 0501AC (as specified in Note D below), shall be the amount used for calculating incentive price revision for T-AKR 306. If after the exercise of FY 98 Option Items 0501AA and/or 0501AB and/or FY 99 Option Item 0501AC, the decision is made not to exercise FY 99 Option Item 0503, only the amount under FY 98 Option Items 0501AA and/or 0501AB and/or FY 99 Option Item 0501AC, will be used in the calculation of incentive price revision. All costs under these items shall reflect cost in DEC 1996 dollars.

           NOTE B: These Items are to be priced as firm-fixed-price items.

           NOTE C: Option Items to which the option clause in SECTION I-2 applies and which are to be supplied only if and to the extent said Option Items are exercised

           NOTE D: Items to be procured as LLTM are specified in the attached lists A, B and C, attached hereto. The target cost of each LLTM option includes the cost of procurement as well as receipt, long-term storage, protection, and maintenance for the items until exercise of FY 99 Option Item 05C3. After exercise of FY99 Option Item 0503 (if option is exercised) the target cost of FY 98 Option Items 0501AA, 0501AB and FY 99 Option Item 0501AC, whether expended or unexpended, will be merged into FY 99 Option Item 0503 via contract modification such that the Target Cost, Target Profit, Target Price, and Ceiling Price under FY 98 Option Items 0501AA, 0501AB and FY 99 Option Item 0501AC will be deleted from the contract and will become part of the Target Cost, Target Profit, Target Price and Ceiling Price under FY 99 Option Item 0503. After such time, all costs, direct and indirect, incurred under FY 98 Option Items 0501AA, 0501AB and FY 99 Option Item 0501AC will be deemed to be costs incurred under FY 99 Option Item 0503 and all payments of costs made under FY 98 Option Items 0501AA, 0501AB and FY 99 Option Item 0501AC will be deemed to be payments made under FY Option Item 0503.

           SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

           The paragraph entitled "Option Item 0501 of FY 98 (if the option is exercised) - PROCUREMENT OF LONG LEAD TIME MATERIAL FOR ONE SHIP" is restated to read as follows:

           Option FY 98 Items 0501AA, 0501AB and FY 99 Option Item 0501AC (if options are exercised)- PROCUREMENT OF LONG LEAD TIME MATERIAL FOR ONE SHIP

           The Contractor shall procure, as a minimum, the Long
           Lead Time Materials in accordance with Attachment A for Item 0501AA, Attachment B for Item 0501AB and Attachment C for
           Item 0501AC and within the cost limits stated under Section B of this contract modification.

           SECTION I-2 - CLAUSES INCORPORATED IN FULL TEXT

           The Clause "FAR 52.217-7 entitled "OPTION FOR INCREASED QUANTITY -- SEPARATELY PRICED LINE ITEM (MAR 1989) (NAVSEA VARIATION II) (SEP 1990)" is restated to read as follows:

           OPTION FOR INCREASED QUANTITY -- SEPARATELY PRICED LINE ITEM (MAR 1989) (NAVSEA VARIATION II) (SEP 1990)

           (a) By written notice to the Contractor, The Contracting Officer may exercise, if at all, any of the Option Items (for T-AKR 306) identified in Section B and require the Contractor to provide, within the performance period specified in Section F, the work described in Section C for such Option Item(s) at the Target Cost, Target Profit, Target Price and Ceiling Price and sharing arrangement set forth in Section B. The Option Item(c) shall be exercised, if at all, on or before the following dates:


           FISCAL YEAR        OPTION ITEM              ON OR BEFORE:
           -----------   ----------------------       ---------------
           FY 98               0501AA                    20 FEB 98
           FY 98               0501AB                    30 JUN 98
           FY 99               0501AC                    30 OCT 98

           FY 99         0503, 0505, 0507, 0510          31 JAN 99


           (b) The exercise of any Item identified under Section B as an Option Item shall also extend the period of performance for the Contract Data Requirements List (DD 1423), Attachment J-5 of the basic contract as modified through all "A" modification up to A000119, all "P" modlfications up to P00021, and other changes specified in Section J of this contract modification.

           (c) The Government may require the Contractor to furnish, if the options are exercised, FY 99 Option Item 0512 as specified in paragraph B.3 of the basic contract as modified through all "A" modification up to A000119, all "P" modifications up to P00021.

           (d) In the event that Option Items 0501AB and 0501AC are not exercised within the time period specified above the Government reserves the right to still exercise Option Item 0503. In this event the Contractor would be entitled to an equitable adjustment in Target Cost and period of performance for T-AKR 306 only. Target profit, target price, and ceiling would also be adjusted based upon the agreed profit and ceiling percentage determined in contract modification P00022 dated 23 May 1997.

           SECTION J - LIST OF ATTACHMENTS is modified to add paragraph C) as follows:

           c) List A, B, and C for Long Lead Time Material to be procured under CLINS 0501AA, 0501AB and 0501AC, respectively.

           Contract N00024-93-C-2205 provides, in part, under Section I-2 in the Clause "FAR 52.217-7 entitled "OPTION FOR INCREASED QUANTITY -- SEPARATELY PRICED LINE ITEM (MAR 1989) (NAVSEA VARIATION II) (SEP 1990)" that the Contracting Officer may exercise, if at all, any of the Option Items (for T-AKR 306) identified in Section B and require the Contractor to provide, within the performance period specified in Section F, the work described in Section C for such Option Item(s) at the Target Cost, Target Profit, Target Price and Ceiling Price and sharing arrangement set forth in Section B. The Option Item(s) shall be exercised, if at all, on or before the following dates:"

           Pursuant to the above provisions, the Government hereby exercises its option for Item 0501AA.

           As a result of the above option exercise, this modification executes and fully funds CLIN 0501AA.

           Funding in the amount of $24,200,000.00 is hereby provided in the attached Financial Accounting Data Sheet to fully fund the effort in CLIN 0501AA plus $462,756.00 for Item 0501AA for payment of compensation adjustment.

           The total amount obligated on this modification is $24,662,756.00 which consists of $24,200,000.00 for the target price for Item 0501AA plus $462,756.00 for Item 0501AA for payment of compensation adjustment.

           Except as modified above, all other terms, conditions, and prices of Contract N00024-93-C-2205 remain unchanged and in full force and effect.

           The Government acknowledges that the Long Lead Time Material
           (LLTM) funding profile in this Modification is different from that included in P00022 for Option Item 0501 dated 23 May 1997. The Government recognizes that in order to accommodate its revised LLTM funding profile with no change in the total price or delivery date for Option Item 0503, the Contractor may incur additional effort and risk in revising work plans and vendor pricing arrangements. This additional effort, if justified, will be recognized as a part of the consideration for any future contract delivery date changes under this contract.

                     FINANCIAL ACCOUNTING DATA SHEET-NAVY

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1. CONTRACT NUMBER (CRITICAL)           2.SPIN (CRITICAL)            3. MOD (CRITICAL)       4. PR NUMBER

    N0002493-C-2205                                                     P00028                 N0002498FR91011
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5.          6. LINE OF ACCOUNTING
            -----------------------------------------------------------------------------------------------------------------------
            A.             B.               C.         D.     E.        F.      G.    H.          I.      J.      K.
 CLIN/SLIN      ACRN        APPROPRIATION   SUBHEAD      OBJ    PARM     RFM      SA      AAA       TT      PAA        COST CODE
             (CRITICAL)      (CRITICAL)    (CRITICAL)    CLA                           (CRITICAL)                  ----------------
                                                                                                                   PROJ        PDLI
                                                                                                                   UNIT  MCC   & SUF
-----------------------------------------------------------------------------------------------------------------------------------


0501/AA          AU           17 X 4557      8810       312      SA     385      0      068342     2D     000000   22252  200  0000

0501/AA          AV           17 X 4557      8810       312      SA     385      0      068342     2D     000000   22252  291  0000



                                                                   PAGE 1 OF 1

                                                     NAVY INTERNAL
                         AMOUNT                        USE ONLY
                       (CRITICAL)                     REF DOC/ACRN
------------------------------------------------------------------------------
                     $24,200,000.00                  N000240XAF0NDSF

                        $462,756.00                  N000240XAF0NDSF




                     --------------
PAGE TOTAL           $24,662,756.00
                     --------------
GRAND TOTAL          $24,662,756.00
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PREPARED/AUTHORIZED BY: HENRY W. FITZPATRICK, JR., PMS385P    COMPTROLLER APPROVAL:

 /S/ HENRY W. FITZPATRICK, JR.                                     /S/ V. JEFFERSON
                                                                       V. JEFFERSON
                                                                      BY DIRECTION OF
                                                                     CAPT V. H. ACKLEY
                                                    DATE: 2/13/98 DEPUTY COMMANDER/COMPTROLLER